UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 1, 2022

BRIGHT HORIZONS FAMILY SOLUTIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35780	80-0188269
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2 Wells Avenue
Newton, Massachusetts	02459
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (617) 673-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	BFAM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets

On July 1, 2022, Bright Horizons Family Solutions Inc., a Delaware corporation (the “Company”), through Bright Horizons Family Solutions LLC, a Delaware limited liability company (the “Guarantor”), and a wholly-owned subsidiary of the Company, BlueTang OpCo Pty Ltd. (collectively with the Company and the Guarantor, the “Buyer”), completed its acquisition of the outstanding shares of Nemo (BC) HoldCo Pty Ltd., an Australian private company, which wholly-owns OAC Group Pty Ltd. and its subsidiaries, including Only About Children Pty Ltd., a child care operator in Australia, pursuant a Share Sale Agreement (the “Purchase Agreement”) with Nemo (BC) Cayman, LP, a Cayman Islands limited liability partnership, the terms of which are described in the Form 8-K filed by the Company on May 3, 2022 (the “Transaction”). The Buyer paid approximately AUD$300 million (USD$207 million), net of cash acquired, and subject to customary purchase price adjustments, and will pay an additional AUD$150 million (USD$106.5 million) eighteen months after the closing of the Transaction as deferred purchase price pursuant to the terms of the Purchase Agreement. The Transaction was financed with cash on hand.

The foregoing summary of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full copy of the Purchase Agreement, which will be filed with the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2022.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Company’s actual results may vary significantly from the results anticipated in these forward-looking statements. Forward-looking statements include all matters that are not historical facts, including statements regarding the Company’s intentions, beliefs or current expectations concerning, among other things, the payment of deferred purchase price. By their nature, forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, including but not limited to, the risk that the payment will be setoff, and other factors disclosed from time to time in the Company’s filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the time of this release and the Company does not undertake to publicly update or revise them, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRIGHT HORIZONS FAMILY SOLUTIONS INC.

Date:	July 1, 2022	By:	/s/ Elizabeth Boland
Elizabeth Boland
Chief Financial Officer